UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 5, 2016

YaSheng Group
(Name of small business issuer as specified in its charter)

California	000-31899	33-0788293
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

805 Veterans Blvd., #228, Redwood City, CA		94063
(Address of principal executive offices		(Zip code)

(650) 363-8345
(Issuer’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into Material Definitive Agreement

Our principal shareholders holding 90.17% of our voting power have taken action by consent without a meeting approving the swap of all of the agricultural management rights of our wholly-owned subsidiary, Gansu Asia-America Trade Co., Ltd. (“GAAT”) in return for the long-term lease management rights to the agricultural properties of our sister company, Gansu Yasheng Agro-Industrial and Commerce Group Co., Ltd. (“GY”). The swap is being implemented pursuant to a Swap Agreement between GAAT and GY. Under the terms of the Swap Agreement, GAAT has transferred to GY its right to manage and operate seven companies which have the agricultural management rights, and GAAT received the agricultural long-term lease management rights held by GY.

The swap was implemented by our parent corporation, Gansu Yasheng Salt Chemical Industrial Group, causing the parties from whom GY received the long-term agricultural lease management rights to transfer such rights directly to GAAT so that GAAT will have separate lease management contracts with each of the parties from whom GY, acquired those management rights. Pursuant to this overall, integrated plan, on September 22, 2015 five Agreements for the Circulation of Land Contracted Management Right (or “Lease Management Rights”) were entered into between GAAT and:

•	Linhai City Tengfei Fruit & Vegetable Professional Cooperative Tangerine Plantation (9,200 MU)

•	Linhai City Sitian Fruit & Vegetable Professional Cooperative Tangerine Plantation (16,000 MU)

•	Linhai City Sitian Fruit & Vegetable Professional Cooperative Broccoli Plantation (24,000 MU)

•	Taizhou City Huang Yan Hou Ao Asparagus and Bamboo Professional Cooperative Moso Bamboo Plantation (18,000 MU)

•	Xianju County Xiajing Golden Plum Farming and Breeding Professional Cooperative Waxberry Plantation (9,057 MU)

EFFECTIVE DATE OF SWAP

The swap out of GAAT’s right to manage and operate the seven companies which have the existing agricultural management rights to GY as described in our Definitive Information Statement filed December 4, 2015, was executed pursuant to the Swap Agreement dated December 29, 2015. Consequently, the swap-in of GY’s Lease Management Rights are now effective.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

The Information required in answer to this item is incorporated by reference to the Definitive Information Statement filed December 4, 2015 with the Securities and Exchange Commission, (“SEC”) a copy of which is attached hereto as an exhibit.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT 10.1	Swap Agreement, consisting of:

Agreement of Assets Replacement Attachment dated December 29, 2015 among Gansu YaSheng Salt Industrial Group Co., Ltd., Gansu Asia-America Trade Co., Ltd. and Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd. (“Asset Replacement Agreement”)

Attachment #1 to Asset Replacement Agreement: Agreement dated December 29, 2015 for Alteration of Parties to the Entrusted Management Protocol (also known as Agreement of Assets Withdrawal) among Gansu Asia-America Trade Co., Ltd., Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd. and each of:

•	Gansu Tiaoshan Agricultural Industrial Commercial Group Co., Ltd.

•	Gansu Hongtai Agricultural Technology Co., Ltd.

•	Gansu Xiaheqing Industrial Co., Ltd.

•	Gansu Jinta Hengsheng Agricultural Development Co., Ltd.

•	Gansu Jinta Xingsheng Industrial Co., Ltd.

•	Gansu Jinta Yongsheng Agricultural Development Company

•	Gansu Jinta Yuantai Commercial Trading Co., Ltd

Attachment #2 to Asset Replacement Agreement, Agreement dated September 22, 2015 for the Alteration of Parties Pertaining to the Agreement of Circulation of Land among Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd., Gansu Asia-America Trade Co., Ltd. and either of:

•	Linhai City Tengfei Fruit & Vegetable Professional Cooperative Tangerine Plantation (9,200 MU)

•	Linhai City Sitian Fruit & Vegetable Professional Cooperative Tangerine Plantation (16,000 MU)

•	Linhai City Sitian Fruit & Vegetable Professional Cooperative Broccoli Plantation (24,000 MU)

•	Taizhou City Huang Yan Hou Ao Asparagus and Bamboo Professional Cooperative Moso Bamboo Plantation (18,000 MU)

•	Xianju County Xiajing Golden Plum Farming and Breeding Professional Cooperative Waxberry Plantation (9,057 MU)

EXHIBIT 10.2	Agreement dated September 22, 2015 for the Circulation of Land Contracted Management Right between our wholly-owned subsidiary, Gansu Asia-America Trade Co., Ltd. and each of:

•	Linhai City Tengfei Fruit & Vegetable Professional Cooperative Tangerine Plantation (9,200 MU)

•	Linhai City Sitian Fruit & Vegetable Professional Cooperative Tangerine Plantation (16,000 MU)

•	Linhai City Sitian Fruit & Vegetable Professional Cooperative Broccoli Plantation (24,000 MU)

•	Taizhou City Huang Yan Hou Ao Asparagus and Bamboo Professional Cooperative Moso Bamboo Plantation (18,000 MU)

•	Xianju County Xiajing Golden Plum Farming and Breeding Professional Cooperative Waxberry Plantation (9,057 MU)

EXHIBIT 20	Information Statement filed December 4, 2015 and mailed to shareholders December 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YASHENG GROUP

Dated: January 5, 2016	By:	/s/ Haiyun Zhuang
Name: Haiyun Zhuang
Title: Chief Financial Officer